Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

WHOLE FOODS MARKET

Supplemental Financial Information

Quarter Ended March 31, 2016

WRI LISTED NYSE

Table of Contents	Page
Quarterly Earnings Press Release	i - v
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development / Redevelopment	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2016, we owned or operated under long-term leases, interests in 227 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 44.5 million square feet of which our interests in these properties aggregated approximately 27.6 million square feet of leasable area. Our properties were 95.2% leased as of March 31, 2016, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES RECURRING FUNDS FROM OPERATIONS BY 9.6% AND RENTAL RATES BY 13.1%

Houston, April 21, 2016 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the first quarter ended March 31, 2016.

Operating and Financial Highlights

•	Recurring Funds from Operations (“FFO”) was $0.57 per diluted share, up 9.6% from the prior year;

•	Same Property Net Operating Income (“SPNOI”) increased by 3.1% over the first quarter of the prior year;

•	Rental rates on new leases and renewals increased 13.1%;

•	Sold $40 million of common shares under the Company’s ATM program;

•	Extended and renewed its $500 million revolving credit facility;

•	Acquisitions totaled $44 million; and,

•	Dispositions totaled $112 million.

Financial Results
The Company reported net income attributable to common shareholders of $107.1 million or $0.85 per diluted share (hereinafter “per share”) for the first quarter of 2016, as compared to $44.9 million or $0.36 per share for the same period in 2015. Included in net income for 2016 were gains on the sale of properties and partnership interests of $0.65 per share compared to $0.19 per share in 2015.
For the current quarter, Reported FFO was $66.3 million or $0.52 per share compared to $60.3 million or $0.48 per share for 2015. Included in Reported FFO for 2016 was $0.05 per share of non-cash deferred tax expense related to a book gain, in its taxable REIT subsidiary, on the exchange of our partner’s interest in a joint venture for the distribution of property to the partner. 2015 included debt extinguishment costs of $0.05 per share offset by a gain on the settlement of a lawsuit of $0.01 per share.

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Recurring FFO for the first quarter of 2016 was $0.57 per share or $72.3 million. For the same quarter last year, Recurring FFO was $0.52 per share or $65.4 million. This increase in Recurring FFO per share of 9.6% over the prior year was primarily due to the Company’s acquisition, new development and redevelopment programs, increased operating income from the existing portfolio, and reduced interest expense due to favorable refinancing transactions. These increases were partially offset by the impact of the Company’s disposition program, which reduced Recurring FFO by $0.02 per share for the quarter compared to last year.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement page and is also shown on page 5 of the supplemental package.
Operating Results
SPNOI including redevelopments for the first quarter increased by 3.1% versus a year ago. These results are primarily driven by rental rate increases and reduced tenant fallouts. Base minimum rent, the most important component of SPNOI, increased 3.7%. SPNOI was negatively affected by the impact of the bankruptcy filing by The Sports Authority (“TSA”). As one of the alternatives presented by TSA is liquidation, the Company reserved all outstanding accounts receivable. These receivables totaled $810,000 which included $668,000 related to SPNOI locations.
A strategic initiative of the Company is to aggressively pursue higher rents and to upgrade tenant quality whenever feasible. This can create temporary downtime as new tenants are brought on-line; however, the long-term results are very positive. Despite these short-term headwinds, occupancy increased to 95.2% in the first quarter, an increase of 10 basis points over year-end 2015.

The Company produced solid leasing results again during the first quarter with 304 new leases and renewals totaling 1.5 million square feet and representing $25.8 million of annual revenue.  These 304 transactions were comprised of 85 new leases and 219 renewals, representing annual revenues of $5.7 million and $20.1 million, respectively.  The average rental rate increase on new leases and renewals signed during the quarter was 13.1% with rental rates on new leases up 34.7%.

The Company’s Houston portfolio was not significantly impacted by the flooding that occurred this week. Only one small property experienced minor flooding and no store was closed more than two days.

“Considering the negative impact of The Sports Authority bankruptcy as well as the ongoing initiative to upgrade our tenancy and increase our rental rates, we are very pleased with our Same Property NOI increase of 3.1%. We are equally as proud of our rental growth where we were able to increase rents by an average of 13.1%. With respect to the energy industry concerns, our outstanding Houston portfolio has contributed significantly to our results with Same Property occupancy increasing to 96.9% and rental rate increases of 36.8%,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

The Company acquired the retail component of 2200 Westlake, located at 2200 Westlake Avenue in Seattle, Washington. The average household income and population in the 3-mile trade area is $99,000 and 220,000, respectively. The property was purchased in a joint venture between the Company and Bouwinvest in which WRI will hold a 65.7% interest. Weingarten's investment is $43.5 million.

2200 Westlake is a mixed-use, vertically-integrated property anchored by Whole Foods Market. The complex also contains an income-producing parking garage, an 11-story 153-room five-star hotel, and residential condos. The joint venture purchased 73,800 square feet of retail including the Whole Foods Market and 412 parking stalls. The seller maintains ownership of the hotel.

The property is located in the high-growth neighborhood of South Lake Union. The area is home to Amazon and its existing 4 million square feet of office space, and one block away from the multi-million square foot headquarters campus now under construction. Over 4,000 new residential units are reportedly planned or proposed in the South Lake Union area served by 2200 Westlake.

The Company also continued to selectively dispose of assets that no longer met the criteria for long-term ownership. WRI was successful in selling four shopping centers and three land parcels for $111.9 million. The Company also, through an exchange for our partner’s interest in a joint venture, took 100% ownership of two shopping centers and a land parcel and distributed one shopping center to our partner.

The Company continues to make progress on its three active new development properties and its various redevelopment projects, spending a total of $14.5 million during the quarter. On the new development and redevelopment properties, the total spent to-date is $86.8 million and the estimated final investment is $159.1 million. Estimated final returns for the new developments and redevelopments are approximately 8% and 11%, respectively. At the beginning of the quarter, the Company stabilized its Hilltop Village Center new development in Alexandria, VA, moving it to the operating portfolio. This Wegmans anchored property is 100% leased with an investment of $65 million and an 8% yield.

“When you consider the impact of adding to our operating portfolio our recently stabilized new development, Hilltop Village, and our exciting new acquisition, 2200 Westlake, versus our disposition of $112 million of lower tier properties, we have successfully created significant value for our shareholders. We are dedicated to further enhancing the quality of our already outstanding portfolio through this kind of capital recycling going forward,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

The Company sold $18.1 million of common shares during the quarter with another $21.9 million in the first few days of April under its “At-The-Market” or ATM program, further strengthening its balance sheet. The $40 million in common shares was sold at an average price of $37.46. The Company’s debt ratios remain very strong at quarter-end with Net Debt to EBITDA at 5.93 times and Debt to Total Market Cap at 31.6%, both of which will improve further with the full impact of the share issuance subsequent to quarter-end. Additionally, during the quarter the Company amended and extended its $500 million unsecured revolving credit facility. The agreement is for four years with two six-month extensions at the Company’s option, and there is an accordion feature where a request can be made to increase the facility to $850 million. The LIBOR borrowing margin was reduced by 15 basis points to 90 basis points and certain covenants were improved.

“The capital transactions this quarter continued our strategy of strengthening our balance sheet and maintaining adequate liquidity. The sale of common shares under the ATM program, the extension and renewal of our revolver along with our very favorable debt maturity schedule positions us very well to capitalize on future growth opportunities,” said Steve Richter, Executive Vice President and Chief Financial Officer.

Dividend

The Board of Trust Managers declared a quarterly cash dividend of $0.365 per common share payable on June 15, 2016 to shareholders of record on June 8, 2016.

FFO Guidance

The Company reaffirms its guidance for Recurring FFO of $2.27 to $2.31 per diluted share while revising its guidance for Reported FFO from a range of $2.26 to $2.31 per share to a range of $2.21 to $2.26 per share due to the non-recurring deferred tax expense recognized this quarter. Please refer to the full list of guidance information found on page 9 of the supplemental package.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on April 22, 2016 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888)-771-4371 (conference ID # 40193469). A replay and will be available through the Company’s web site starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At March 31, 2016, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 227 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 44.5 million square feet of which our interests in these properties aggregated approximately 27.6 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations attributable to common shareholders (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended December 31,
	2016	2015	2015	2014	2013	2012
Revenues:
Rentals, net	$128,509	$122,658	$502,464	$503,128	$477,340	$439,993
Other	3,908	2,941	10,380	11,278	11,855	11,184
Total	132,417	125,599	512,844	514,406	489,195	451,177
Expenses:
Depreciation and amortization	37,879	36,151	145,940	150,356	146,763	127,703
Operating	23,536	22,585	94,244	95,318	97,099	88,924
Real estate taxes, net	15,857	14,627	60,289	60,768	57,515	52,066
Impairment loss	43	—	153	1,024	2,579	9,585
General and administrative	6,498	7,372	27,524	24,902	25,371	28,538
Total	83,813	80,735	328,150	332,368	329,327	306,816
Operating Income	48,604	44,864	184,694	182,038	159,868	144,361
Interest Expense, net	(20,891)	(26,458)	(87,783)	(94,725)	(96,312)	(106,248)
Interest and Other Income, net	211	2,722	4,563	3,756	7,685	6,047
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	37,392	861	879	1,718	33,670	14,203
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	4,093	5,372	19,300	22,317	35,112	(1,558)
(Provision) Benefit for Income Taxes	(5,899)	(661)	(52)	1,261	(7,046)	75
Income from Continuing Operations	63,510	26,700	121,601	116,365	132,977	56,880
Operating Income from Discontinued Operations	—	—	—	342	12,214	25,918
Gain on Sale of Property from Discontinued Operations	—	—	—	44,582	119,203	68,619
Income from Discontinued Operations	—	—	—	44,924	131,417	94,537
Gain on Sale of Property	45,157	22,522	59,621	146,290	762	1,004
Net Income	108,667	49,222	181,222	307,579	265,156	152,421
Less: Net Income Attributable to Noncontrolling Interests	(1,593)	(1,575)	(6,870)	(19,571)	(44,894)	(5,781)
Net Income Adjusted for Noncontrolling Interests	107,074	47,647	174,352	288,008	220,262	146,640
Dividends on Preferred Shares	—	(2,710)	(3,830)	(10,840)	(18,173)	(34,930)
Redemption Costs of Preferred Shares	—	—	(9,687)	—	(17,944)	(2,500)
Net Income Attributable to Common Shareholders	$107,074	$44,937	$160,835	$277,168	$184,145	$109,210
Earnings Per Common Share - Basic	$0.87	$0.37	$1.31	$2.28	$1.52	$0.90
Earnings Per Common Share - Diluted	$0.85	$0.36	$1.29	$2.25	$1.50	$0.90

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2016	December 31, 2015

ASSETS
Property	$4,317,416	$4,262,959
Accumulated Depreciation	(1,113,754)	(1,087,642)
Property Held for Sale, net	—	34,363
Property, net	3,203,662	3,209,680

Investment in Real Estate Joint Ventures and Partnerships, net (a)	295,994	267,041
Total	3,499,656	3,476,721

Unamortized Lease Costs, net	146,733	137,609
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,888 in 2016 and $6,072 in 2015)	74,094	84,782
Cash and Cash Equivalents	27,200	22,168
Restricted Deposits and Mortgage Escrows	107,275	3,074
Other, net	178,882	177,591
Total Assets	$4,033,840	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,189,324	$2,113,277
Accounts Payable and Accrued Expenses	88,738	112,205
Other, net	133,188	131,453
Total Liabilities	2,411,250	2,356,935

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 124,871 in 2016 and 123,951 in 2015	3,785	3,744
Additional Paid-In Capital	1,636,296	1,616,242
Net Income Less Than Accumulated Dividends	(161,184)	(222,880)
Accumulated Other Comprehensive Loss	(11,309)	(7,644)
Total Shareholders' Equity	1,467,588	1,389,462
Noncontrolling Interests	155,002	155,548
Total Equity	1,622,590	1,545,010
Total Liabilities and Equity	$4,033,840	$3,901,945

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$107,074	$44,937
Depreciation and amortization	37,209	35,263
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,686	3,510
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	326	—
(Gain) on acquisition including associated real estate equity investment	(37,383)	—
(Gain) on sale of property and interests in real estate equity investments	(45,125)	(23,333)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	—	(562)
FFO - Basic	65,787	59,815
Income attributable to operating partnership units	499	481
FFO - Diluted	66,286	60,296
Adjustments for Recurring FFO:
Deferred tax expense, net	5,895	—
Acquisition costs	355	204
Other impairment loss, net of tax	43	—
Write-off of debt costs, net	—	6,100
Other, net of tax	(242)	(1,161)
Recurring FFO - Diluted	$72,337	$65,439

Denominator:
FFO weighted average number of common shares outstanding - Basic	123,593	122,126
Effect of dilutive securities:
Share options and awards	1,216	1,430
Operating partnership units	1,462	1,487
FFO weighted average number of common shares outstanding - Diluted	126,271	125,043

FFO Per Common Share - Basic	$0.53	$0.49

FFO Per Common Share - Diluted	$0.52	$0.48
Adjustments for Recurring FFO per common share:
Deferred tax expense, net	0.05	—
Write-off of debt costs, net	—	0.05
Other, net of tax	—	(0.01)
Recurring FFO Per Common Share - Diluted	$0.57	$0.52

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended March 31,
	2016	2015
Rentals, net
Base minimum rent, net	$99,255	$95,031
Straight line rent	1,373	1,893
Over/Under-market rentals, net	(48)	(316)
Percentage rent	989	808
Tenant reimbursements	26,940	25,242
Total	$128,509	$122,658

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,454	$1,528
Non-Recurring	167	—
Total	$1,621	$1,528

Interest Expense, net
Interest paid or accrued	$20,712	$20,632
Extinguishment of debt	—	6,100
Amortization of debt deferred costs	877	745
Over/Under-market mortgage adjustment of acquired properties, net	(178)	(188)
Gross interest expense	21,411	27,289
Capitalized interest	(520)	(831)
Total	$20,891	$26,458

Interest and Other Income, net
Gain on litigation settlement	$—	$1,721
Deferred compensation investment income	40	751
Other	171	250
Total	$211	$2,722

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$132,417	$125,599
Operating expense	(23,536)	(22,585)
Real estate taxes	(15,857)	(14,627)
Total	93,024	88,387

Minority Interests Share of Net Operating Income and Other Adjustments	(1,210)	(2,431)
Pro rata Income From Consolidated Ventures	91,814	85,956

Pro rata share of Unconsolidated Joint Ventures
Revenues	13,530	13,793
Operating expense	(3,164)	(2,345)
Real estate taxes	(1,749)	(1,725)
Total	8,617	9,723
Net Operating Income including Joint Ventures	$100,431	$95,679

Net Operating Income from Sold Properties not in Discontinued Operations	$377	$3,461

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$3,122	$4,812
Intercompany fee income reclass	643	567
Other adjustments	328	(7)
Equity in earnings of real estate joint ventures and partnerships, net	$4,093	$5,372

Dividends
Common Dividends per Share	$0.365	$0.345

Common Dividends Paid as a % of Reported Funds from Operations - Basic	69.0%	71.0%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	63.2%	65.4%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.9%	5.9%

General and Administrative Expenses/Total Assets before Depreciation	0.13%	0.15%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31, 2016	December 31, 2015

Property
Land	$925,164	$929,958
Land held for development	91,831	95,524
Land under development	15,013	17,367
Buildings and improvements	3,223,700	3,152,215
Construction in-progress	61,708	67,895
Total	$4,317,416	$4,262,959

Straight Line Rent Receivable
	$59,031	$58,830

Other Assets, net
Notes receivable and mortgage bonds, net	$30,166	$30,235
Debt service guaranty asset	69,835	69,835
Non-qualified benefit plan assets	20,480	20,582
Out-of-market rentals, net	22,505	23,174
Investments	9,570	8,793
Deferred income tax asset	11,345	12,749
Interest rate derivative	2,565	2,663
Unamortized debt costs, net	5,707	1,412
Other	6,709	8,148
Total	$178,882	$177,591

Other Liabilities, net
Deferred revenue	$13,880	$14,251
Non-qualified benefit plan liabilities	53,981	54,261
Deferred income tax payable	11,901	7,626
Out-of-market rentals, net	30,149	28,290
Interest rate derivative	4,617	725
Other	18,660	26,300
Total	$133,188	$131,453

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$37,704	$37,595
Above-market leases - Accumulated Amortization	(15,199)	(14,421)
Below-market assumed mortgages (included in Debt, net)	1,671	1,671
Below-market assumed mortgages - Accumulated Amortization	(1,371)	(1,307)
Valuation of in place leases (included in Unamortized Lease Costs, net)	159,955	148,904
Valuation of in place leases - Accumulated Amortization	(69,731)	(67,762)
Total	$113,029	$104,680

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$51,499	$50,370
Below-market leases - Accumulated Amortization	(21,350)	(22,080)
Above-market assumed mortgages (included in Debt, net)	33,670	32,777
Above-market assumed mortgages - Accumulated Amortization	(27,514)	(27,272)
Total	$36,305	$33,795

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	March 31, 2016	December 31, 2015

Common Share Data
Closing Market Price	$37.52	$34.58

Capitalization
Debt	$2,189,324	$2,113,277
Common Shares at Market	4,685,160	4,286,226
Operating Partnership Units at Market	54,854	50,556
Total Market Capitalization (As reported)	$6,929,338	$6,450,059
Debt to Total Market Capitalization (As reported)	31.6%	32.8%
Debt to Total Market Capitalization (As reported at a constant share price of $34.58)	33.4%	32.8%
Debt to Total Market Capitalization (Pro rata)	32.4%	33.9%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	180,000	140,000
Outstanding Letters of Credit Under Revolving Facility	4,810	4,810
Unused Portion of Credit Facility	$315,190	$355,190

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.3%	44.0%
Debt + Preferred to Asset Ratio	None	44.3%	44.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	10.2%	9.6%
Unencumbered Asset Test (Public)	Greater than 150%	226.3%	227.4%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.5x	3.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$173,336	$106,224
Gain on Sale of Real Estate	(82,792)	(16,647)
Ground Rent	228	292
Other Non-Recurring Items	369	—
Recurring EBITDA	$91,141	$89,869

Net Debt (less cash & equivalents)	$2,162,124	$2,091,109
Net Debt to Adjusted EBITDA (annualized)	5.93x	5.82x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance

2016 Guidance

	2016	2016
	Previous Guidance	Revised Guidance
Recurring FFO Per Common Share - Diluted	$2.27 - $2.31	$2.27 - $2.31

Reported FFO Per Common Share - Diluted	$2.26 - $2.31	$2.21 - $2.26

Portfolio Activity ($ in millions)
Acquisitions	$125 - $225	$125 - $225

Re / New Development	$50 - $100	$50 - $100

Dispositions	$125 - $225	$125 - $225

Operating Information
Same Property Net Operating Income with redevelopments	+3.5% to +4.5%	+3.5% to +4.5%

Same Property Net Operating Income without redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended March 31, 2016	Twelve Months Ended December 31, 2015
Acquisitions	$43,570	$267,755
Redevelopment	8,120	22,934
New Development	6,385	27,462
Tenant Finish	5,417	21,017
Building and Site Improvements	3,122	14,844
External Leasing Commissions	1,157	3,690
Capital Expenditures	$67,771	$357,701

Note:
Internal Leasing Fees are approximately $1.9 million for the three months ended March 31, 2016 and $10 million for the twelve months ended December 31, 2015, respectively.

Weingarten Realty Investors
New Development / Redevelopment
As of March 31, 2016
(at pro rata share)
(in thousands, except percentages)

New Development

				Net	Total	Cost	Cost	Completed		Est./Act.	Est./Act.
			Owned	Percent	Estimated	Incurred -	Incurred -	Inception -	Est. Final	Anchor	Stabilized
	Center	MSA	SF	Leased	Investment (1)	Year-To-Date	To-Date	To-Date	ROI%	Opening	Quarter	Key Tenants / Description

	Active Developments
1	Nottingham Commons	Baltimore, MD	136	95.6%	$45,411	$5,832	$32,490	$7,557		Q3 16	2H 16	Meritt Athletic Club (OBO), Petco, MOM's Organic Market, TJ Maxx
2	The Whittaker (2)	Seattle, WA	63	65.5%	30,425	—	239	—		2017	1H 18	Whole Foods
3	Wake Forest Crossing II	Raleigh, NC	130	93.3%	24,490	553	19,323	18,622		Q3 15	1H 17	Kohl's (OBO), TJ Maxx, Michaels, Ross, Petco

	Total Active Developments		329	90.4%	$100,326	$6,385	$52,052	$26,179	7.5%

	QTR Completed	YTD Completed	2Q'16E	3Q'16E	4Q'16E	1Q'17E	2Q'17E	Remaining Balance
Completion ($)	$3,902	$3,902	$0 - $1,200	$21,000 - $24,000	$10,300 - $15,300	$0 - $2,700	$1,100 - $6,100	$24,900 - $29,900
Weighted Return (%)	8.1%	8.1%	8.2% - 8.7%	7.8% - 8.3%	7.8% - 8.3%	8.2% - 8.7%	8.0% - 8.5%	6.7% - 7.2%
Net Operating Income (Annualized)	$317	$317	$0 - $200	$1,640 - $2,000	$800 - $1,270	$0 - $300	$100 - $600	$1,700 - $2,200

Redevelopment

	Active Redevelopments (incremental investment) (3)
1	Decatur 215	Las Vegas, NV	$18,501	$1,794	$9,879		Q2 15	2H 16	Hobby Lobby, Ross, Ulta and shops and restaurants
2	RiverPoint at Sheridan	Denver, CO	17,485	3,557	13,039		NA	2H 16	Conn's, Sportsman's Warehouse, BWW, Old Chicago, PetSmart and shop spaces
3	Westchase Shopping Center	Houston, TX	6,857	339	4,330		Q1 16	1H 16	Whole Foods and Five Below
4	Humblewood Shopping Center	Houston, TX	5,531	1,648	2,546		Q3 15	2H 16	Relocation of Conn's
5	Horne Street Market	Fort Worth, TX	2,218	552	1,825		NA	2H 16	10,200 SF multi-tenant building
6	Ridgeway Trace	Memphis, TN	1,898	49	63		NA	2H 16	6,500 SF new shop space building
7	Rock Prairie Marketplace	College Station, TX	1,729	(244)	1,431		NA	2H 16	5,000 SF Valero gas station
8	Westhill Village Shopping Center	Houston, TX	1,512	203	1,321		NA	2H 16	6,700 SF multi-tenant building
9	Crabtree Commons	Raleigh, NC	1,468	135	202		NA	2H 16	J. Alexander's Restaurant
10	Markham West Shopping Center	Little Rock, AR	1,176	55	66		NA	2H 16	5,000 SF multi-tenant building
11	Pineapple Commons	Port St. Lucie, FL	361	33	39		NA	2H 16	5,000 SF multi-tenant building
	Total Active Redevelopments		58,736	8,120	34,742	10.6%

	Total Investment		$159,062	$14,505	$86,794

	(1) Net of anticipated proceeds from land sales.
	(2) WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.
	(3) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2016
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	24.6
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Decatur at 215, Las Vegas, NV	100.0%	2.6
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		150.6	$29,946	$28,460
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	7.3
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	29.4
Total Raw Land		398.3	$66,216	$46,416

Total Land Held For Development Properties		548.9	$96,162	$74,876

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $80.9 million of total investment at 100%, $60.3 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended March 31, 2016
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Rainbow Plaza	Las Vegas, NV	419	01/12/16
Sheridan I Pad	Sheridan, CO	N/A	01/15/16
Promenade 23	Seattle, WA	97	02/17/16
Boswell Towne Center Pad	Saginaw, TX	N/A	02/26/16
Chatham Crossing *	Chapel Hill, NC	97	03/04/16
Clermont Landing Pad *	Clermont, FL	N/A	03/04/16
Eastdale Shopping Center	Albuquerque, NM	120	03/10/16

Total Dispositions				$111,945	6.55%

Disposition of Unconsolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date
WRI River Hill Tower Joint Venture	Thorncreek Crossing	Thornton, CO	51%	51%	0%	02/12/16

		Date	Purchase
		Acquired	Price	Yield (2)

Acquisitions
1st Quarter
League City Pad	League City, TX	02/11/16
2200 Westlake*	Seattle, WA	02/29/16

Total Acquisitions			$43,570	5.08%

Acquisition of Unconsolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Acquired	Before	After	Date
WRI River Hill Tower Joint Venture	City Center Englewood	Englewood, CO	49%	51%	100%	02/12/16
WRI River Hill Tower Joint Venture	Crossing at Stonegate	Parker, CO	49%	51%	100%	02/12/16
WRI River Hill Tower Joint Venture	Green Valley Ranch Pad	Denver, CO	50%	50%	100%	02/12/16

(1) A joint venture transaction with our joint venture partner.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	March 31, 2016	1st Quarter Weighted Average Rate (1)	December 31, 2015	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$491,183	5.63%	$446,356	5.64%
3.5% Notes due 2023	298,960	3.50%	298,927	3.50%
3.375% Notes due 2022	299,205	3.38%	299,178	3.38%
4.45% Notes due 2024	249,171	4.45%	249,148	4.45%
3.85% Notes due 2025	248,223	3.85%	248,183	3.85%
Term Loan (2)	200,000	2.47%	200,000	2.64%
Unsecured Notes Payable (MTN)	141,290	6.09%	141,290	6.09%
Revolving Credit Agreements (3)	180,000	1.28%	149,500	1.03%
Obligations under Capital Leases	21,000	7.93%	21,000	7.91%
Unamortized Loan Costs	(9,543)		(10,140)
Subtotal Consolidated Debt	2,119,489	3.98%	2,043,442	4.05%
Debt Service Guarantee Liability (4)	69,835		69,835
Total Consolidated Debt - As Reported	2,189,324	3.98%	2,113,277	4.05%
Less: Noncontrolling Interests and Other Adjustments	(38,561)		(38,303)
Plus: WRI Share of Unconsolidated Joint Ventures	123,040		145,566
Total Debt - Pro rata Share	$2,273,803	3.99%	$2,220,540	4.06%

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of March 31, 2016
Fixed-rate debt	$1,998,542	4.21%	87.9%	6.45
Variable-rate debt	275,261	2.28%	12.1%	3.01
Total	$2,273,803	3.99%	100.0%	6.03

As of December 31, 2015
Fixed-rate debt	$1,951,119	4.22%	87.9%
Variable-rate debt	269,421	2.46%	12.1%
Total	$2,220,540	4.06%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of March 31, 2016
Secured Debt	$592,296	5.48%	26.0%	4.27
Unsecured Debt	1,681,507	3.46%	74.0%	6.45
Total	$2,273,803	3.99%	100.0%	6.03

As of December 31, 2015
Secured Debt	$570,364	5.42%	25.7%
Unsecured Debt	1,650,176	3.54%	74.3%
Total	$2,220,540	4.06%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 03/31/16	3.98%	3.99%
Three months ended 12/31/15	4.05%	4.06%
Twelve months ended 12/31/15	4.12%	4.11%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)
Term loan has a floating rate of LIBOR + 97.5 bps and LIBOR + 115 bps in the first quarter 2016 and the fourth quarter 2015, respectively. The loan has been swapped to fixed rate of 2.47% and 2.64% for the first quarter 2016 and the fourth quarter 2015, respectively. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment in arrears for the first and fourth quarters. The weighted average revolving interest rate with the facility fee is 1.79% and 1.94% for the first quarter 2016 and the fourth quarter 2015, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2016
(in thousands, except percentages)

	As Reported			Pro rata Share
	Maturities	Weighted Average Rate (2)		Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2016	$158,492	5.70%		$168,179	5.62%		$23,971	$144,208	$93,179	$75,000
2017	175,159	5.98%		183,481	5.83%		3,638	179,843	158,481	25,000
2018	62,538	5.46%		26,498	5.63%			26,498	16,928	9,570
2019	56,245	5.14%		59,700	5.09%			59,700	59,700
2020	237,779	2.91%	(3)	293,185	3.23%	(3)	200,000	93,185	93,185	200,000
2021	17,667	4.04%		53,061	4.05%		34,000	19,061	53,061
2022	307,011	3.39%		307,928	3.39%			307,928	7,928	300,000
2023	304,202	3.50%		305,170	3.51%			305,170	5,170	300,000
2024	254,394	4.44%		255,417	4.44%			255,417	5,417	250,000
2025	301,672	3.88%		302,688	3.91%			302,688	52,688	250,000
Thereafter	48,893	5.63%		51,149	5.59%			51,149	19,429	31,720
Subtotal	1,924,052			2,006,456			261,609	1,744,847	565,166	1,441,290

Revolving Credit Agreements	180,000	1.28%		180,000	1.28%		180,000			180,000
Other (1)	85,272			87,347			4,331	83,016	27,130	60,217
Swap Maturities:
2017							63,321	(63,321)
2020							(200,000)	200,000
2021							(34,000)	34,000
Total	$2,189,324	3.98%		$2,273,803	3.99%		$275,261	$1,998,542	$592,296	$1,681,507

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan which is at a floating rate of LIBOR + 115 bps that has been swapped to a fixed rate of 2.64%. The weighted average rate reflects the fixed rate.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2016	2015

Revenues:
Base minimum rent, net	$26,369	$27,861
Straight line rent	124	318
Over/Under-market rentals, net	840	177
Percentage rent	94	144
Tenant reimbursements	8,134	8,191
Other income	361	427
Total	35,922	37,118

Expenses:
Depreciation and amortization	9,381	9,380
Interest, net	4,008	4,417
Operating	7,603	6,465
Real estate taxes, net	4,492	4,532
General and administrative	143	202
Provision for income taxes	59	68
Impairment loss	1,303	—
Total	26,989	25,064

Gain on sale of non-operating property	373	—
Gain on dispositions	—	1,128

Net income	$9,306	$13,182

Condensed Balance Sheets
	March 31, 2016	December 31, 2015

ASSETS

Property	$1,262,257	$1,290,784
Accumulated depreciation	(257,046)	(293,474)
Property, net	1,005,211	997,310

Other assets, net	116,308	130,251

Total	$1,121,519	$1,127,561

LIABILITIES AND EQUITY

Debt, net	$347,847	$345,186
Amounts payable to Weingarten Realty Investors and Affiliates	12,298	12,285
Other liabilities, net	25,795	29,509
Total	385,940	386,980

Equity	735,579	740,581

Total	$1,121,519	$1,127,561

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2016	2015
Revenues:
Base minimum rent, net	$10,015	$10,385
Straight line rent	48	81
Over/Under-market rentals, net	143	40
Percentage rent	42	46
Tenant reimbursements	3,121	3,056
Other income	161	185
Total	13,530	13,793

Expenses:
Depreciation and amortization	3,686	3,510
Interest, net	1,647	1,872
Operating	3,164	2,345
Real estate taxes, net	1,749	1,725
General and administrative	48	59
Provision for income taxes	31	32
Impairment loss	326	—
Total	10,651	9,543

Gain on sale of non-operating property	243	—
Gain on dispositions	—	562

Net income	$3,122	$4,812

Condensed Balance Sheets	March 31, 2016	December 31, 2015

ASSETS

Property	$467,107	$468,571
Accumulated depreciation	(93,606)	(112,313)
Property, net	373,501	356,258

Notes receivable from real estate joint ventures and partnerships	4,577	4,659
Unamortized lease costs, net	17,096	16,652
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $336 in 2016 and $155 in 2015)	11,032	13,719
Cash and cash equivalents	15,137	16,571
Restricted deposits and mortgage escrows	39	81
Out-of-market rentals, net	1,613	1,166
Other assets, net	225	1,851
Total	$423,220	$410,957

LIABILITIES AND EQUITY

Debt, net	$122,759	$145,676
Amounts payable to Weingarten Realty Investors and Affiliates	5,423	5,420
Accounts payable and accrued expenses	4,620	6,787
Deferred revenue	1,080	858
Out-of-market rentals, net	3,976	4,179
Interest rate derivative	—	40
Other liabilities, net	1,092	758
Total	138,950	163,718

Equity	284,270	247,239

Total	$423,220	$410,957
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2016
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	2	431	$129,624	$—	20.0%	$—	$25,721	$291
Perlmutter SRP, LLC	4	340	53,787	44,324	25.0%	11,081	1,405	(388)
Collins	8	1,160	126,181	21,223	50.0%	10,611	47,329	915
AEW - Institutional Client	5	437	103,184	—	20.0%	—	20,379	275
BIT Retail	3	720	145,470	—	20.0%	—	28,834	420
Jamestown	6	1,338	138,083	170,000	20.0%	34,000	—	515
Fidelis Realty Partners	1	491	132,395	78,195	57.8%	45,157	30,301	610
Sleiman Enterprises	2	170	17,418	13,013	50.0%	6,507	2,632	83
Bouwinvest	2	353	100,924	—	51.0%	—	48,641	706
Bouwinvest - 2200 Westlake (3)	1	74	65,608	—	65.7%	—	42,876	(625)

Other	7	1,834	108,845	21,092		15,403	47,876	1,291

Total	41	7,348	$1,121,519	$347,847		$122,759	$295,994	$4,093

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.
(3) Our ownership interest in 2200 Westlake includes a 30% direct interest and a 35.7% indirect interest through our ownership interest in Bouwinvest joint venture.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of March 31, 2016
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	3	$44,324	5.8%	0.5
Collins	2	21,223	6.3%	8.9
Jamestown	6	170,000	2.7%	5.8
Fidelis Realty Partners	1	78,195	4.3%	4.6
Sleiman Enterprises	2	13,013	4.9%	5.2
Other	1	23,409	6.2%	4.5

Total	15	$350,164	4.0%	4.9

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2016	$36,555	4.9%	$10,232	4.8%
2017	23,500	5.0%	9,088	5.0%
2018	5,929	4.9%	3,285	5.0%
2019	6,237	4.9%	3,455	4.9%
2020	92,794	4.9%	55,406	4.9%
2021	172,789	3.5%	35,394	4.1%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
2025	2,034	6.3%	1,017	6.3%
Thereafter	4,511	6.4%	2,256	6.4%
Total	$350,164		$123,040

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of March 31, 2016
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa2	28	$12,764	2.91%	1,563	5.66%
2	TJX Companies, Inc.	A+/A2	41	10,697	2.44%	1,017	3.68%
3	Ross Stores, Inc.	A-/A3	33	8,858	2.02%	750	2.72%
4	Petsmart, Inc.	B+/B1	23	7,035	1.61%	433	1.57%
5	H-E-B	N/A/N/A	8	6,730	1.54%	539	1.95%
6	Whole Foods Market, Inc.	BBB-/Baa3	9	6,320	1.44%	342	1.24%
7	Albertsons	N/A/N/A	18	6,006	1.37%	772	2.80%
8	Office Depot, Inc.	B-/B2	25	5,686	1.30%	464	1.68%
9	Bed Bath & Beyond, Inc.	BBB+/Baa1	20	5,296	1.21%	476	1.72%
10	Best Buy, Inc.	BB+/Baa1	10	4,862	1.11%	290	1.05%
11	Dollar Tree Stores, Inc.	BB+/Ba2	46	4,555	1.04%	428	1.55%
12	Home Depot, Inc.	A/A2	4	4,488	1.02%	435	1.58%
13	The Sports Authority	N/A/N/A	7	4,119	0.94%	270	0.98%
14	Petco Animal Supplies, Inc.	B/B2	20	3,963	0.90%	228	0.83%
15	24 Hour Fitness Inc.	B/B2	7	3,963	0.90%	185	0.67%
16	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.81%	415	1.50%
17	Gap, Inc.	BBB-/Baa2	12	3,099	0.71%	174	0.63%
18	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.69%	453	1.64%
19	Ascena Retail Group	BB/Ba2	26	2,872	0.66%	141	0.51%
20	LA Fitness	B/B2	4	2,617	0.60%	133	0.48%
21	Starbucks Corporation	A-/A2	41	2,542	0.58%	63	0.23%
22	Michaels Stores, Inc.	N/A/B2	12	2,464	0.56%	208	0.75%
23	Mattress Firm	B+/N/A	22	2,448	0.56%	80	0.29%
24	Barnes & Noble Inc.	N/A/N/A	6	2,447	0.56%	153	0.55%
25	Subway (3)	N/A/N/A	71	2,293	0.52%	78	0.28%

	Grand Total		506	$122,657	28.00%	10,087	36.55%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (13), Harris Teeter (7), Fry's Food (3), King Soopers (2), Smith's Food (1), Ralph's (1), Food 4 Less (1)
	T.J.X. Companies, Inc.	Marshalls (20), T.J. Maxx (14), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (32), dd's Discounts (1)
	Albertsons	Safeway (8), Albertsons (3), Randall's (4), Von's (2), United Supermarkets (1)
	Office Depot, Inc.	Office Depot (16), Office Max (9)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (12), Cost Plus (6), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (37), Family Dollar (7), Greenbacks (1), Deal$ (1)
	Gap, Inc.	Old Navy (10), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Ascena Retail Group	Lane Bryant (9), Dressbarn (9), Justice (4), Catherines (2), AnnTaylor (1), Loft (1)
	Michaels Stores, Inc.	Michaels (10), Aaron Brothers (2)
	Mattress Firm	Mattress Firm (19), Bedmart (1), Mattress Pro (1), Mattress Giant (1)
(2)	Target owns and occupies 24 units not included above.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended March 31, 2016				273	1,423	$16.98	$15.01	$3.62	13.1%
	Quarter Ended December 31, 2015				206	682	21.28	18.05	8.71	17.9%
	Quarter Ended September 30, 2015				239	812	19.50	17.43	7.23	11.9%
	Quarter Ended June 30, 2015				219	659	18.63	16.60	4.10	12.2%
	Rolling 12 months				937	3,576	$18.68	$16.44	$5.50	13.6%

	New Leases
	Quarter Ended March 31, 2016				54	145	$28.21	$20.94	$35.13	34.7%	7.3
	Quarter Ended December 31, 2015				54	168	26.63	19.51	35.03	36.5%	9.4
	Quarter Ended September 30, 2015				73	227	21.57	18.19	25.58	18.6%	7.9
	Quarter Ended June 30, 2015				60	132	20.61	17.64	20.38	16.8%	5.8
	Rolling 12 months				241	672	$24.08	$19.00	$28.98	26.7%	7.8

	Renewals
	Quarter Ended March 31, 2016				219	1,278	$15.70	$14.34	$0.03	9.5%
	Quarter Ended December 31, 2015				152	514	19.53	17.58	0.13	11.1%
	Quarter Ended September 30, 2015				166	585	18.70	17.14	0.12	9.1%
	Quarter Ended June 30, 2015				159	527	18.13	16.34	—	10.9%
	Rolling 12 months				696	2,904	$17.42	$15.84	$0.06	10.0%

	Comparable & Non-Comparable:
	Quarter Ended March 31, 2016				304	1,485
	Quarter Ended December 31, 2015				249	833
	Quarter Ended September 30, 2015				291	936
	Quarter Ended June 30, 2015				261	758
	Rolling 12 months				1,105	4,012

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	56	0%	$13.92	0%	167	2%	$20.36	2%	223	1%	$18.74	1%
2016	752	5%	10.84	4%	905	10%	24.40	10%	1,658	7%	18.25	7%
2017	2,049	12%	12.38	13%	1,489	17%	24.84	16%	3,538	14%	17.63	15%
2018	2,239	13%	10.98	13%	1,411	16%	25.70	16%	3,651	14%	16.67	15%
2019	2,116	13%	10.62	12%	1,157	13%	26.38	14%	3,272	13%	16.19	13%
2020	2,225	13%	10.88	13%	1,233	14%	26.73	15%	3,457	14%	16.53	14%
2021 - 2026	5,206	31%	11.99	32%	2,200	25%	26.28	26%	7,406	29%	16.23	29%

Assumes Exercise of all Renewal Options (4)

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	56	0%	$13.92	0%	167	2%	$20.36	1%	223	1%	$18.74	1%
2016	228	1%	13.82	1%	579	7%	25.08	6%	806	3%	21.90	4%
2017	205	1%	12.05	1%	879	10%	24.84	9%	1,083	4%	22.43	5%
2018	264	2%	14.86	2%	768	9%	26.58	8%	1,032	4%	23.58	5%
2019	169	1%	10.07	1%	682	8%	26.06	7%	851	3%	22.88	4%
2020	257	2%	12.28	1%	643	7%	28.27	7%	900	4%	23.71	4%
2021 - 2026	2,534	15%	12.66	14%	2,521	29%	27.60	28%	5,055	20%	20.11	21%

(1)	Reflects in-place leases as of March 31, 2016.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Revenue for leases with future option rent based on fair market value, or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Signed Basis
Anchor (1)	98.3%	98.2%	98.1%	98.7%	98.7%
Non-Anchor	90.0%	90.2%	90.2%	90.3%	90.3%
Total Retail	95.2%	95.2%	95.2%	95.6%	95.6%
Other	89.6%	85.4%	86.2%	87.9%	87.4%
Total Signed	95.2%	95.1%	95.1%	95.5%	95.5%

Commenced Basis
Anchor (1)	97.1%	96.7%	96.8%	97.3%	97.5%
Non-Anchor	87.5%	87.4%	87.4%	87.8%	87.8%
Total Retail	93.6%	93.3%	93.3%	93.8%	93.9%
Other	85.4%	85.4%	86.2%	87.9%	87.4%
Total Commenced	93.5%	93.2%	93.3%	93.7%	93.9%

Same Property (2)
Signed Basis	96.1%	96.3%	96.2%	96.3%	96.0%
Commenced Basis	94.7%	94.7%	94.4%	94.9%	94.9%

Average Base Rents (3)

	Quarter Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Commenced Basis
Anchor (1)	$12.40	$12.20	$12.07	$12.06	$11.98
Non-Anchor	25.76	25.25	24.90	24.59	24.29
Total	$17.23	$16.92	$16.70	$16.63	$16.45

Same Property Net Operating Income Growth (4)

	Three Months Ended March 31,
	2016	2015	% Change
Revenue
Minimum Rent	$95,901	$92,443	3.7%
Bad Debt (net of recoveries)	(504)	(91)	453.8%
Percentage Rent	964	819	17.7%
Tenant Reimbursements	25,977	24,825	4.6%
Other	1,168	808	44.6%
	123,506	118,804	4.0%
Expenses
Property Operating Expenses	19,851	18,557	7.0%
Real Estate Taxes	14,759	13,985	5.5%
	34,610	32,542	6.4%
SPNOI	88,896	86,262	3.1%

Redevelopment NOI (5)	4,329	3,720	16.4%

SPNOI (Excl. Redevelopment)	$84,567	$82,542	2.5%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments include the properties listed on Page 12 and Brookwood Square Shopping Center which was completed in 2015.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2016	%	2015	%	2015	%	2014	%	2013	%	2012	%
West Region
California	$18,063	18.3%	$16,470	17.4%	$66,900	17.4%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%
Washington	435	0.4%	779	0.8%	3,074	0.8%	2,925	0.8%	2,547	0.7%	2,048	0.5%
Oregon	422	0.4%	404	0.4%	1,603	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%
Total West Region	18,920	19.1%	17,654	18.6%	71,577	18.6%	70,948	18.4%	67,997	17.8%	62,738	15.9%
Mountain Region
Arizona	$7,620	7.7%	$7,703	8.2%	$30,622	8.0%	$28,804	7.5%	$27,079	7.1%	$26,032	6.6%
Nevada	6,908	7.0%	7,581	8.0%	31,162	8.1%	30,238	7.8%	28,334	7.4%	30,094	7.6%
Colorado	3,403	3.5%	3,429	3.6%	13,961	3.6%	12,519	3.2%	11,393	3.0%	13,778	3.5%
New Mexico	737	0.7%	822	0.9%	3,006	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%
Utah	579	0.6%	677	0.7%	2,428	0.6%	2,808	0.7%	3,458	0.9%	3,556	0.9%
Total Mountain Region	19,247	19.5%	20,211	21.4%	81,180	21.1%	77,401	20.0%	74,764	19.6%	78,082	19.8%
Central Region
Texas	$27,476	28.0%	$26,057	27.7%	$104,874	27.3%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%
Arkansas	441	0.4%	601	0.6%	2,055	0.5%	3,132	0.8%	3,266	0.9%	3,089	0.8%
Louisiana	214	0.2%	313	0.3%	1,094	0.3%	5,152	1.4%	10,387	2.7%	9,185	2.3%
Missouri	—	—%	—	—%	—	—%	1,071	0.3%	1,123	0.3%	852	0.2%
Illinois	—	—%	—	—%	—	—%	—	—%	—	—%	2,464	0.6%
Kansas	—	—%	—	—%	—	—%	—	—%	—	—%	474	0.1%
Oklahoma	—	—%	132	0.1%	513	0.1%	632	0.2%	682	0.2%	921	0.2%
Total Central Region	28,131	28.6%	27,113	28.7%	108,536	28.2%	119,830	31.1%	121,307	31.7%	133,629	33.7%
Mid-Atlantic Region
North Carolina	$5,768	5.9%	$5,064	5.4%	$21,116	5.5%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%
Georgia	5,353	5.4%	4,990	5.3%	20,815	5.4%	19,080	4.9%	20,340	5.3%	19,767	5.0%
Tennessee	2,058	2.1%	2,115	2.2%	8,480	2.2%	8,152	2.1%	6,903	1.8%	7,770	2.0%
Kentucky	1,709	1.7%	1,849	2.0%	7,352	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%
Maryland	1,203	1.2%	1,139	1.2%	4,695	1.2%	4,025	1.0%	2,965	0.8%	1,063	0.3%
Virginia	1,289	1.3%	335	0.4%	2,842	0.7%	334	0.1%	—	—%	1,805	0.5%
Maine	—	—%	—	—%	—	—%	—	—%	—	—%	40	—%
South Carolina	—	—%	80	0.1%	290	0.1%	277	0.1%	273	0.1%	265	0.1%
Total Mid-Atlantic Region	17,380	17.6%	15,572	16.6%	65,590	17.1%	60,023	15.5%	60,927	15.9%	62,833	16.0%
Southeast Region
Florida	$14,944	15.2%	$13,933	14.7%	$57,300	15.0%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%
Total Southeast Region	14,944	15.2%	13,933	14.7%	57,300	15.0%	58,029	15.0%	57,443	15.0%	57,620	14.6%
Total Net Operating Income	$98,622	100.0%	$94,483	100.0%	$384,184	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%

(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2016

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	22	2,245,792	93,345	1,628,384	3,967,521
Arkansas	1	180,200	—	—	180,200
California	28	4,105,984	52,614	959,909	5,118,507
Colorado	8	1,065,349	243,577	1,036,338	2,345,264
Florida	34	4,094,710	1,858,338	1,307,559	7,260,608
Georgia	14	1,647,783	137,071	897,264	2,682,118
Kentucky	4	634,305	—	127,614	761,919
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	103,423	—	—	103,423
Nevada	11	1,878,941	—	1,596,766	3,475,707
New Mexico	1	112,666	—	27,330	139,996
North Carolina	16	1,950,597	—	790,167	2,740,764
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	5	696,905	—	154,340	851,245
Texas	68	7,802,694	2,541,481	2,653,164	12,997,341
Utah	2	309,330	—	134,576	443,906
Virginia	1	250,812	—	—	250,812
Washington	5	154,654	323,946	65,571	544,171
Total	227	27,598,358	5,449,123	11,454,458	44,501,942

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	383,792	12.43	79.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Arrowhead Festival Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	27.56	79.1%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	13.68	86.9%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.70	96.9%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.20	96.3%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.64	96.2%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	28.80	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.31	94.2%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.81	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.18	98.5%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.92	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.35	93.3%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	16.55	99.1%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.04	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	16.76	97.6%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.68	100.0%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	18.68	97.7%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.48	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.11	100.0%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	24.95	97.6%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.35	70.1%		(CVS Drug)
Arizona Total:	# of Properties:	22			2,245,792	3,967,521	17.16	95.4%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	10.56	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	10.56	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	41.04	99.1%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	28.38	97.0%	Smart & Final Stores	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.13	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	42.70	86.8%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.53	97.8%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.53	96.4%	Food 4 Less
Marshall's Plaza	Modesto, CA		100.0%		78,752	85,952	15.41	88.0%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.70	94.3%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.33	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.09	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	16.97	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.40	75.4%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		89,548	93,398	17.53	93.9%	Bel Air Market
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.28	93.4%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		128,835	128,835	11.64	89.6%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		98,240	101,640	20.16	30.5%
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	25.29	98.0%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	19.97	97.2%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.40	84.4%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.41	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	22.44	97.7%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	21.56	84.1%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,714	170,714	17.85	98.0%		Beverages & More, Dollar Tree, Cambrian Bowl
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	25.27	97.7%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.39	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.59	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	19.98	92.9%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.82	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	28			4,105,984	5,118,507	21.03	94.0%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	15.89	96.9%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	15.45	90.5%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,082	109,082	17.40	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	11.94	100.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%	(4)	7,381	7,381		100.0%	(King Sooper’s)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	24,750	107,500	22.33	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	38,349	129,398	26.85	100.0%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		265,353	598,486	14.71	96.5%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Colorado Total:	# of Properties:	8			1,065,349	2,345,264	16.65	96.8%

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Argyle Village Shopping Center	Jacksonville, FL	100.0%		306,469	306,469	11.21	97.8%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	42,284	180,578	13.66	100.0%	(Walmart Supercenter)	T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	15.64	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	16.19	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		117,423	117,423	21.87	97.3%	4th Generation Market	Ross Dress for Less
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		131,723	179,937	13.68	90.5%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	25,373	148,840	17.88	96.5%	Publix
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		139,462	266,761	22.74	94.3%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	72,284	405,145	20.38	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	46,720	236,628	17.72	99.2%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	59,585	318,184	15.10	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		98,959	98,959	17.51	92.1%	Publix	CVS, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	25.0%	(1)(3)	19,080	84,597	14.78	87.1%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	22,173	132,564	16.59	96.0%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		161,429	161,429	16.44	93.0%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		110,081	110,081	16.34	98.1%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		96,774	96,774	26.35	100.0%	Whole Foods Market
Wellington Green Pad Sites	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		15,580	38,080	30.59	100.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL	65.1%	(1)(3)	114,282	345,267	17.29	98.5%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL	100.0%		498,894	498,894	14.41	98.3%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL	100.0%		318,623	500,536	15.56	97.8%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL	100.0%		145,644	145,644	27.86	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL	100.0%		101,611	101,611	12.26	100.0%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL	20.0%	(1)(3)	65,378	326,890	23.22	99.8%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL	100.0%		102,382	102,382	21.52	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne-Titusville, FL	25.0%	(1)(3)	40,880	177,471	11.99	100.0%	Publix	Bealls
Pineapple Commons	Port St. Lucie, FL	20.0%	(1)(3)	51,019	269,451	15.44	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL	25.0%	(1)(3)	14,722	58,890	12.99	97.7%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)	10,253	67,029	19.51	100.0%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL	100.0%		248,253	248,253	14.56	95.1%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL	20.0%	(1)(3)	20,886	104,431	13.30	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL	100.0%		376,938	610,025	17.06	94.9%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL	100.0%		156,118	156,118	14.53	88.9%	The Fresh Market	Bed Bath & Beyond, Petco

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		275,407	275,407	12.26	85.4%		Bed Bath & Beyond, Staples, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	34			4,094,710	7,260,608	16.54	96.0%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.16	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	12.94	87.2%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.59	84.9%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.37	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	24.55	95.5%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.67	90.2%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.36	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.09	98.8%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	17.11	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.26	96.7%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,622	318,387	19.12	95.6%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,979	201,979	15.07	96.9%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,647,783	2,682,118	16.87	96.7%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.28	90.2%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.63	84.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		198,372	203,532	14.12	98.2%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.23	88.9%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	13.10	91.1%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.64	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,368	136,368	5.88	85.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.37	91.8%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.78	100.0%		Pier 1, Ethan Allen
Maryland Total:	# of Properties:	1			80,841	80,841	60.78	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	17.06	100.0%		Best Buy, T. J. Maxx, Sports Authority, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	16.65	97.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.36	94.6%	El Super	Factory 2 U, CVS

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		77,678	304,720	14.34	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Horizon	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	21.52	93.8%	Trader Joe's, (Kmart)
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	11.85	90.1%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	18.87	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.87	98.8%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.11	93.7%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	21.10	78.5%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.09	94.7%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels
Nevada Total:	# of Properties:	11			1,878,941	3,475,707	16.38	95.6%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.06	99.0%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	1			112,666	139,996	22.06	99.0%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		120,674	328,276	16.58	92.5%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	26.29	100.0%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	18.75	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	25.79	96.7%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.56	97.2%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.13	98.8%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	17.25	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	14.80	100.0%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.67	96.9%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,802	77,802	11.80	89.5%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	11.31	100.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.58	99.2%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing I	Raleigh, NC		100.0%		87,654	87,654	13.27	98.6%	Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	20.64	89.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	20.94	98.4%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,851,584	2,548,156	14.80	97.8%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.69	90.0%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	14.09	98.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	15.43	97.1%

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	12.02	98.2%	Kroger	Petco, Dollar Tree, Shoe Carnival
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.57	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		172,887	310,627	21.53	97.2%		(Target), Best Buy, Sports Authority, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.39	92.5%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	14.14	97.4%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	5			696,905	851,245	13.85	96.4%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	15.46	81.7%	United Supermarkets	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.46	98.1%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	17.49	92.0%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.03	43.3%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%	(4)	4,683	4,683	N/A	100.0%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.44	98.5%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	56,766	81,095	12.32	89.1%		Conn's
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	15.14	99.1%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	17.93	89.7%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco, Golfsmith
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.91	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,081	138,081	N/A	78.9%		State of Texas
1935 West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	7,980	7,980	N/A	100.0%		Pier 1
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%		PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	18.03	75.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.52	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		104,778	104,778	13.67	98.3%	Belden’s	Walgreens
Broadway Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.40	100.0%		Big Lots, Family Dollar
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.65	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	9.94	96.9%	Kroger	Babies “R” Us
Fiesta Market Place	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,370	210,370	11.44	99.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,684	77,890	9.75	97.3%	Kroger

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,091	12.94	85.8%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	26.00	94.7%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	8.74	97.7%	Kroger
Humblewood Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		180,226	279,226	17.82	91.9%		Conn’s, Walgreens, (Michaels), (DSW)
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.56	100.0%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
Lawndale Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.62	93.4%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,452	129,681	12.95	87.9%	Kroger
Little York Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.58	96.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	8.13	100.0%	Fiesta	Fallas Paredes
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	20.16	95.0%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	21.74	78.9%	Whole Foods Market
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	15.75	89.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		154,256	154,256	15.58	100.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.38	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	26.31	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	13.61	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	34.22	93.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		184,354	184,354	11.54	94.8%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	31.37	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.05	95.1%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.55	90.6%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	9.89	38.7%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	33.78	99.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		144,036	301,857	16.93	97.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.51	99.8%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,182	349,901	15.82	97.7%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	17.49	94.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.13	99.4%	H-E-B	T.J. Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.85	99.4%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.56	100.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	11.08	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,315	243,821	23.04	71.5%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	19.90	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	37,532	75,065	17.62	91.3%		Barnes & Noble

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	176,520	484,949	15.39	97.5%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	11.98	83.6%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	12.51	93.3%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		309,370	485,370	16.40	96.9%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.43	94.5%	H-E-B	Bealls, Tuesday Morning
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,544	91,544	10.88	76.1%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	68			7,802,694	12,997,341	16.69	94.4%
Utah
Taylorsville Town Center	Salt Lake City, UT		100.0%		127,231	139,007	10.61	98.2%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.17	71.1%		(Target), Petco
Utah Total:	# of Properties:	2			309,330	443,906	11.51	82.3%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,812	250,812	33.07	N/A	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,812	250,812	33.07	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		65.7%	(1)(3)	48,466	73,803	33.73	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	17.14	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.60	97.8%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	19.76	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.55	96.6%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			154,654	544,171	26.37	98.5%
Total Operating Properties	# of Properties:	225			27,476,763	44,286,752	17.23	95.2%
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	22,582	22,582			MOM's Organic Market	T.J. Maxx, Petco
Maryland Total:	# of Properties:	1			22,582	22,582
North Carolina
Wake Forest Crossing II	Raleigh, NC		100.0%	(2)	99,013	192,608			Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
North Carolina Total:	# of Properties:	1			99,013	192,608
Total New Developments	# of Properties:	2			121,595	215,190
Operating & New Development Properties	# of Properties:	227			27,598,358	44,501,942

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City					312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana					422,532
Arizona Total:					735,293
Colorado
Highway 85 and Highway 285, Sheridan					377,491
Colorado Total:					377,491
Florida
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					113,589
Nevada Total:					113,589
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,073,144
North Carolina Total:					3,647,104
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					318,859
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					75,009
Northwest Freeway at Gessner, Houston					179,903
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986

Weingarten Realty Investors
Property Listing
As of March 31, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					14,909,156
Total Unimproved Land					23,911,250